================================================================================

                          PROFIT FUNDS INVESTMENT TRUST
                          -----------------------------

                                PROFIT VALUE FUND
                                -----------------

                                  ANNUAL REPORT
                               September 30, 1999

     INVESTMENT ADVISER                               ADMINISTRATOR
     ------------------                               -------------
INVESTOR RESOURCES GROUP, LLC                 COUNTRYWIDE FUND SERVICES, INC.
8720 Georgia Avenue, Suite 808                       P.O. Box 5354
Silver Spring, Maryland 20910                 Cincinnati, Ohio 45201-5354
                                                     1.888.744.2337

================================================================================

LETTER TO SHAREHOLDERS                                          NOVEMBER 8, 1999

                       TOP PERFORMING LARGE-CAP VALUE FUND

Dear Profit Value Fund Shareholder:

     I have exciting news. For the twelve months coinciding with the Profit Value Fund's fiscal year ended September 30, 1999, your Fund's 42.52% total return ranked it #1 out of 251 Large-Cap Value Funds according to data compiled by Lipper Analytical Services, Inc. During this period, the performance of traditional "value" funds lagged significantly behind the S&P 500 Index; however, your Fund outpaced the S&P 500 Index by a large margin.

     In its second full year of operations, the Profit Value Fund performed impressively and gained many new investors. The Fund and its portfolio manager continued to receive positive media coverage, being featured in several national publications. Many shareholders have commented positively about their improved statements and the 24-hour availability of automated shareholder and net asset value (NAV) information. A shareholder survey gave us high marks for exceeding your expectations. We will continue to work diligently to maintain the confidence you have entrusted in us through your investment.

     For the fiscal year ended September 30, 1999, the Profit Value Fund closed at a NAV of $18.02 per share and had a total return (excluding the effect of applicable sales loads) of 42.52%, as compared to an S&P 500 Index total return of 27.80% and a Russell Top 200 Value Index average return of 23.43%. The Fund's outperformance of the market and its value-oriented competitors during the fiscal year indicates the merits of the Fund's investment style. Even when the market declined sharply during the quarter ended September 30, 1999, the Fund's -3.79% return outperformed both the S&P 500 Index and the Russell Top 200 Value Index which declined 6.25% and 9.44%, respectively.

     Investor Resources Group, as investment adviser, continues to manage the portfolio as conditions warrant. The turnover ratio of the portfolio was a tax efficient 23%. In our opinion, one of the best ways to outperform across a market cycle is by investing in the common stocks of companies that are currently trading at a discounted price relative to the market and their peers, yet display a catalyst to return to a normal price relationship. During the fiscal year, advances in the equity market continued to reward our investment approach. Management's positioning of the portfolio last year, specifically with the addition of EMC, Intel, Microsoft, America Online and Sun Microsystems, placed the Fund in a good position to benefit from the economy's drive toward technology. Healthcare related companies Merck, Pfizer and Amgen and financial services companies Legg Mason, Marsh & McClennan and T. Rowe Price positioned the portfolio to benefit from the aging of the population.

     During the past twelve months, two major issues have continued to negatively impact the market. First, rising interest rates and inflationary concerns have tended to overshadow the strong profit growth that U.S. companies are enjoying. Second, the end of this century has focused significant attention and resources on the Y2K computer glitch concern. After both of these issues are addressed, investors will likely refocus on constructive fundamentals, and we have positioned the portfolio to take advantage of this upcoming environment.

     Regardless of the direction the markets take in the coming year, we believe that the Profit Value Fund will continue to offer an attractive investment opportunity for individual and institutional investors. We continue to evaluate companies in a prudent and cautious manner, seeking companies that represent good valuations relative to their industry and competitors that are not solely dependent upon an excessive upward market trend.

     We urge shareholders to take a similar approach. That is, invest for the long run, avoid the temptation to "time" your investment based on market predictions, and diversify among stocks, bonds and mutual funds based on your individual needs and time horizons. Finally, invest on a consistent basis, regardless of whether the markets are up or down.

     At Profit Funds, we are committed to helping you pursue your financial goals, whether it's saving for retirement, paying for college tuition, buying a home or building your own business. Our investment philosophy is that, over the long term, the most promising investment opportunities can be found among established, larger capitalization companies which at the time of investment show an attractive valuation discount relative to their peers.

     We would like to again take this opportunity to express our sincere appreciation to our valued and growing family of shareholders for your continued support of, and confidence in, the Profit Value Fund. We look forward to serving your investment needs for many years to come.

Sincerely,

Eugene A. Profit
President

                               PROFIT VALUE FUND
        Comparison of the Change in Value of a $10,000 Investment in the
          Profit Value Fund and the Standard & Poor's (S&P) 500 Index

           S&P 500 INDEX:                             PROFIT VALUE FUND:
           --------------                             ------------------
       DATE           BALANCE                       DATE            BALANCE
       ----           -------                       ----            -------
     11/15/96          10,000                     11/15/96           10,000
     12/31/96          10,092                     12/31/96           10,240
     03/31/97          10,363                     03/31/97           10,430
     06/30/97          12,172                     06/30/97           11,650
     09/30/97          13,084                     09/30/97           12,880
     12/31/97          13,459                     12/31/97           12,655
     03/31/98          15,337                     03/31/98           13,778
     06/30/98          15,843                     06/30/98           13,929
     09/30/98          14,267                     09/30/98           12,806
     12/31/98          17,306                     12/31/98           16,773
     03/31/99          18,168                     03/31/99           18,982
     06/30/99          19,449                     06/30/99           18,971
     09/30/99          18,234                     09/30/99           18,252


                         -----------------------------
                               Profit Value Fund
                          Average Annual Total Return

                          1 Year     Since Inception*
                          ------     ----------------
                               %              %
                         -----------------------------

       * Initial public offering of shares commenced on November 15, 1996.

PROFIT VALUE FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999
================================================================================
                                                                          MARKET
COMMON STOCKS - 92.7%                                 SHARES              VALUE
--------------------------------------------------------------------------------

AUTOMOBILES - 4.6%
DaimlerChrysler AG                                     1,000     $        69,437
Ford Motor Co.                                         2,200             110,412
                                                                 ---------------
                                                                         179,849
                                                                 ---------------
BASIC & SPECIALTY CHEMICALS - 4.6%
Dow Chemical Co.                                         720              81,810
E.I. du Pont de Nemours & Co.                          1,584              96,426
                                                                 ---------------
                                                                         178,236
                                                                 ---------------
BEVERAGES - 1.6%
Pepsico, Inc.                                          2,000              60,500
                                                                 ---------------
CONGLOMERATE - 2.8%
Berkshire Hathaway, Inc. - Class A*                        2             110,000
                                                                 ---------------
CONSUMER STAPLES - 1.9%
Eastman Kodak Co.                                      1,000              75,438
                                                                 ---------------
ELECTRIC UTILITIES - 1.6%
Southern Co.                                           2,460              63,345
                                                                 ---------------
ENERGY & RESOURCES - 5.2%
Conoco Inc. - Class B                                  1,227              33,589
El Paso Energy Corp.                                   1,500              59,719
Exxon Corp.                                              800              60,750
Mobil Corp.                                              500              50,375
                                                                 ---------------
                                                                         204,433
                                                                 ---------------
FINANCIAL & INSURANCE - 16.0%
American General Corp.                                 1,375              86,883
Chase Manhattan Corp.                                  1,300              97,988
Citigroup, Inc.                                        1,500              66,000
Fannie Mae                                             2,000             125,375
Legg Mason, Inc.                                       2,000              76,625
Marsh & McLennan Co., Inc.                               750              51,375
Merrill Lynch & Co.                                    1,000              67,188
T. Rowe Price Associates, Inc.                         2,000              54,875
                                                                 ---------------
                                                                         626,309
                                                                 ---------------
HEALTHCARE - 6.6%
Amgen, Inc.*                                           1,400             114,100
Merck & Co., Inc.                                      1,400              90,737
Pfizer, Inc.                                           1,500              53,906
                                                                 ---------------
                                                                         258,743
                                                                 ---------------
MEDICAL PRODUCTS - 3.9%
Medtronic, Inc.                                        2,000              71,000
Safeskin Corp.*                                       10,000              82,187
                                                                 ---------------
                                                                         153,187
                                                                 ---------------

PROFIT VALUE FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999
================================================================================
                                                                     Market
COMMON STOCKS - 92.7% (Continued)                     Shares         Value
--------------------------------------------------------------------------------

MULTI-MEDIA - 2.3%
The Walt Disney Co.                                    3,500     $        90,563
                                                                 ---------------
RETAIL - 7.3%
CompUSA, Inc.*                                         4,000              24,500
The Limited, Inc.                                      1,500              57,375
Nike, Inc. - Class B                                   1,000              56,875
Too, Inc.*                                               214               3,839
Wal-Mart Stores, Inc.                                  3,000             142,687
                                                                 ---------------
                                                                         285,276
                                                                 ---------------
RETIREMENT/AGED CARE - 1.0%
Sunrise Assisted Living, Inc.*                         1,500              39,844
                                                                 ---------------
TECHNOLOGY - 24.5%
America Online, Inc.*                                  2,400             249,600
Cisco Systems, Inc.*                                   2,055             140,896
EMC Corp.*                                             3,000             214,312
Intel Corp.                                            2,000             148,625
Microsoft Corp.*                                       1,200             108,675
Sun Microsystems, Inc.*                                1,000              93,000
                                                                 ---------------
                                                                         955,108
                                                                 ---------------
TELECOMMUNICATIONS - 8.8%
AT&T Corp.                                             2,912             126,672
Bell Atlantic Corp.                                    1,500             100,969
MCI WorldCom, Inc.*                                    1,624             116,725
                                                                 ---------------
                                                                         344,366
                                                                 ---------------
TOTAL COMMON STOCKS - 92.7% (Cost $2,737,347)                    $     3,625,197
                                                                 ---------------
MONEY MARKETS - 1.8%
Fidelity Institutional Cash Portfolio - Government    31,986     $        31,986
Fidelity Institutional Cash Portfolio - Class I       38,257              38,257
                                                                 ---------------
TOTAL MONEY MARKETS - 1.8% (Cost $70,243)                        $        70,243
                                                                 ---------------

TOTAL INVESTMENTS AT VALUE - 94.5% (Cost $2,807,590)             $     3,695,440

OTHER ASSETS IN EXCESS OF LIABILITIES - 5.5%                             215,247
                                                                 ---------------

NET ASSETS - 100.0%                                              $     3,910,687
                                                                 ===============

* Non-income producing security.

See accompanying notes to financial statements.

PROFIT VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999
================================================================================
ASSETS
Investments in securities:
     At acquisition cost                                          $    2,807,590
                                                                  ==============
     At value (Note 1)                                            $    3,695,440
Cash                                                                      45,000
Receivable for securities sold                                           109,884
Receivable for capital shares sold                                         5,130
Dividends receivable                                                       3,462
Receivable from Adviser (Note 3)                                           8,983
Organization costs, net (Note 1)                                          49,453
Other assets                                                               8,492
                                                                  --------------
     TOTAL ASSETS                                                      3,925,844
                                                                  --------------
LIABILITIES
Payable to Administrator (Note 3)                                          4,000
Other accrued expenses and liabilities                                    11,157
                                                                  --------------
     TOTAL LIABILITIES                                                    15,157
                                                                  --------------

NET ASSETS                                                        $    3,910,687
                                                                  ==============
Net assets consist of:
Paid-in capital                                                   $    2,808,086
Accumulated net realized gains from security transactions                214,751
Net unrealized appreciation on investments                               887,850
                                                                  --------------
Net assets                                                        $    3,910,687
                                                                  ==============
Shares of beneficial interest outstanding (unlimited
     number of shares authorized, no par value)                          217,072
                                                                  ==============

Net asset value and redemption price per share (Note 1)           $        18.02
                                                                  ==============

Maximum offering price per share (Note 1)                         $        18.77
                                                                  ==============

See accompanying notes to financial statements.

PROFIT VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1999
================================================================================
INVESTMENT INCOME
    Dividends                                                    $       35,826
                                                                 ---------------
EXPENSES
    Investment advisory fees (Note 3)                                    39,860
    Professional fees                                                    31,662
    Accounting services fees (Note 3)                                    24,000
    Organization expense (Note 1)                                        23,661
    Transfer agent fees (Note 3)                                         18,119
    Trustees' fees and expenses                                          16,211
    Insurance expense                                                    13,725
    Administration fees (Note 3)                                         12,000
    Custodian fees                                                       11,705
    Registration fees                                                    11,669
    Postage and supplies                                                  8,310
    Distribution expense (Note 3)                                         4,454
    Reports to shareholders                                               2,836
    Other expenses                                                          944
                                                                 ---------------
         TOTAL EXPENSES                                                 219,156
    Fees waived and expenses reimbursed (Note 3)                       (157,075)
                                                                 ---------------
         NET EXPENSES                                                    62,081
                                                                 ---------------

NET INVESTMENT LOSS                                                     (26,255)
                                                                 ---------------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
    Net realized gains from security transactions                       241,006
    Net change in unrealized appreciation/                              620,078
        depreciation on investments                              ---------------

NET REALIZED AND UNREALIZED
    GAINS ON INVESTMENTS                                                861,084
                                                                 ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                       $      834,829
                                                                 ===============

See accompanying notes to financial statements.

PROFIT VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED SEPTEMBER 30, 1999 AND 1998
========================================================================================================
                                                                         Year                 Year
                                                                        Ended                Ended
                                                                    September 30,        September 30,
                                                                         1999                 1998
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
     Net investment loss                                           $       (26,255)     $        (3,902)
     Net realized gains from security transactions                         241,006                3,421
     Net change in unrealized appreciation/depreciation
        on investments                                                     620,078              (34,188)
                                                                   ----------------     ----------------
Net increase (decrease) in net assets from operations                      834,829              (34,669)
                                                                   ----------------     ----------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income                                      ---              (13,477)
     Distributions from net realized gains                                  (3,407)              (8,347)
                                                                   ----------------     ----------------
Decrease in net assets from distributions to shareholders                   (3,407)             (21,824)
                                                                   ----------------     ----------------

FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold                                           1,512,964              979,553
     Net asset value of shares issued in
         reinvestment of distributions to shareholders                       3,397               21,756
     Payments for shares redeemed                                         (453,228)            (938,460)
                                                                   ----------------     ----------------
Net increase in net assets from capital share transactions               1,063,133               62,849
                                                                   ----------------     ----------------

TOTAL INCREASE IN NET ASSETS                                             1,894,555                6,356

NET ASSETS
     Beginning of year                                                   2,016,132            2,009,776
                                                                   ----------------     ----------------
     End of year                                                   $     3,910,687      $     2,016,132
                                                                   ================     ================

CAPITAL SHARE ACTIVITY
     Shares sold                                                            85,572               73,832
     Shares issued in reinvestment of distributions to shareholders            206                1,766
     Shares redeemed                                                       (27,917)             (72,439)
                                                                   ----------------     ----------------
         Net increase in shares outstanding                                 57,861                3,159
     Shares outstanding, beginning of year                                 159,211              156,052
                                                                   ----------------     ----------------
     Shares outstanding, end of year                                       217,072              159,211
                                                                   ================     ================

See accompanying notes to financial statements.

PROFIT VALUE FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=====================================================================================================
                                                 Year                Year              Period
                                                Ended               Ended               Ended
                                             September 30,       September 30,       September 30,
                                                 1999                1998                1997 (a)
-----------------------------------------------------------------------------------------------------
Net asset value at beginning of period     $        12.66      $        12.88      $        10.00
                                           ---------------     ---------------     ---------------

Income (loss) from investment operations:
    Net investment income (loss)                    (0.12)              (0.02)               0.07
    Net realized and unrealized gains                5.50               (0.06)               2.81
        (losses) on investments
                                           ---------------     ---------------     ---------------
Total from investment operations                     5.38               (0.08)               2.88
                                           ---------------     ---------------     ---------------

Less distributions:
    Dividends from net investment income               --               (0.09)                 --
    Distributions from net realized gains           (0.02)              (0.05)                 --
                                           ---------------     ---------------     ---------------
Total distributions                                 (0.02)              (0.14)                 --
                                           ---------------     ---------------     ---------------

Net asset value at end of period           $        18.02      $        12.66      $        12.88
                                           ===============     ===============     ===============

Total return (b)                                   42.52%              (0.57%)             28.80% (d)
                                           ===============     ===============     ===============

Net assets at end of period (000's)        $        3,911      $        2,016      $        2,010
                                           ===============     ===============     ===============

Ratio of net expenses to average                    1.95%               1.95%               1.95% (e)
    net assets (c)
Ratio of net investment income (loss)              (0.82%)             (0.18%)              1.19% (e)
     to average net assets
Portfolio turnover rate                               23%                101%                 10% (e)
-----------------------------------------------------------------------------------------------------

(a) Represents the period from the initial public offering of shares (November 15, 1996) through September 30, 1997.

(b)  Total returns shown exclude the effect of applicable sales loads.

(c) Absent fee waivers and expense reimbursements, the ratios of expenses to average net assets would have been 6.87%, 8.36% and 18.57% (e) for the periods ended September 30, 1999, 1998 and 1997, respectively (Note 3).

(d)  Not annualized.

(e)  Annualized.

See accompanying notes to financial statements.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999

1.   SIGNIFICANT ACCOUNTING POLICIES

The Profit Value Fund (the Fund) is a diversified series of Profit Funds Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 14, 1996. The public offering of shares of the Fund commenced on November 15, 1996. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Fund seeks long-term total return, consistent with the preservation of capital and maintenance of liquidity, by investing primarily in the common stock of established, larger capitalization companies (i.e. companies having a market capitalization exceeding $1 billion). Dividend income is only an incidental consideration to the Fund's investment objective.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the closing sales price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The maximum offering price per share of the Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Organization costs -- Costs incurred by the Fund in connection with its organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with the commencement of operations. In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of redemption. As of September 30, 1999, unamortized organization costs of $49,453 are scheduled to be amortized over a remaining 25 months.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of September 30, 1999, net unrealized appreciation on investments was $887,850 for federal income tax purposes, of which $1,077,063 related to appreciated securities and $189,213 related to depreciated securities based on a federal income tax cost basis of $2,807,590.

Reclassification of capital accounts - As of September 30, 1999, the Fund reclassified $26,255 of accumulated net investment loss against accumulated net realized gains from security transactions on the Statement of Assets and Liabilities. The reclassification, a result of permanent differences between financial statement and income tax reporting requirements, had no effect on the Fund's net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

During the year ended September 30, 1999, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $1,675,101 and $667,693, respectively.

3.   TRANSACTIONS WITH AFFILIATES

The President of the Trust is also the President of Investor Resources Group, LLC (the Adviser). Certain other Trustees and officers of the Trust are also officers of the Adviser, or of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of CW Fund Distributors, Inc. (the Underwriter), the principal underwriter for the Fund and exclusive agent for the distribution of shares of the Fund.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of average daily net assets of the Fund.

During the year ended September 30, 1999, the Adviser voluntarily waived its investment advisory fees of $39,860 and reimbursed the Fund for $117,215 of other operating expenses in order to limit total operating expenses of the Fund to 1.95% of the Fund's average daily net assets.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $25 million; 0.125% of such net assets between $25 million and $50 million; and 0.10% of such net assets in excess of $50 million, subject to a minimum monthly fee of $1,000. During the year ended September 30, 1999, CFS earned $12,000 of administration fees under the Administration Agreement.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a fee, based on current asset levels, of $2,000 per month from the Fund. During the year ended September 30, 1999, CFS earned $24,000 of accounting fees under the Accounting Services Agreement. In addition, the Fund reimburses CFS for out-of-pocket expenses related to the pricing of the Fund's portfolio securities.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $17 per shareholder account from the Fund, subject to a $1,000 minimum monthly fee. During the year ended September 30, 1999, CFS earned $12,000 of transfer agent fees under the Transfer Agent Agreement. In addition, the Fund reimburses CFS for out-of-pocket expenses including, but not limited to, postage and supplies.

UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $6,261 from underwriting and brokerage commissions on the sale of shares of the Fund during the year ended September 30, 1999.

DISTRIBUTION PLAN
The Fund has adopted a Plan of Distribution (the Plan) under which the Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund's average daily net assets. The Fund incurred distribution expenses of $4,454 under the Plan during the year ended September 30, 1999.

4.   FEDERAL TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

On December 31, 1998, the Fund declared and paid a long-term capital gain distribution of $3,407 or $0.02163 per share. In January of 1999, shareholders were provided with Form 1099-DIV which reported the amount and tax status of the capital gain distribution paid during calendar year 1998.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees
     Profit Funds Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Profit Value Fund (hereafter referred to as the "Fund") at September 30, 1999, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which includes confirmation of securities at September 30, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

                                         PricewaterhouseCoopers LLP

Columbus, Ohio
November 10, 1999